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                  CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


         As independent public accountants, we hereby consent to the incorporation of our report included in this Form 10-K, into the Company's previously filed Form S-8 Registration Statement (Commission File No. 333-35751) filed with the Securities and Exchange Commission on September 16, 1997.



                                        Arthur Andersen LLP



         Philadelphia, Pennsylvania
         March 30, 1999